                                                                      Exhibit 23


                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-16279, 333-52475, and 333-52477 of Escalade, Incorporated (Company) on Form S-8 of our report dated January 29, 1999 on the consolidated financial statements of the Company appearing in this Annual Report on Form 10-K for the year ended December 26, 1998.


OLIVE LLP

Evansville, Indiana
March 15, 1999





                                     (S-5)